Security Equity Fund
Security Income Fund
Security Mid Cap Growth Fund
Security Large Cap Value Fund
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

Supplement
Dated May 15, 2012

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses and Statements of Additional Information (the “SAIs”) for the above listed funds and their underlying series (the “Funds”):

The Board of Directors (the “Board”) of the Funds has approved a clarification of the Funds’ policies and procedures on the disclosure of portfolio holdings.  In particular, the Board has approved a change to the policies to more clearly state each Funds’ intention to disclose its portfolio holdings on its website on a monthly basis with a lag of approximately one month. As an example, the Funds’ portfolio holdings as of March 31, 2012 would be disclosed on the Funds’ website on or about May 2, 2012.

Effective immediately, clarifying language will be added to the Funds’ Prospectuses and SAIs in order to indicate that portfolio holdings are disclosed within one to two business days after the end of each following calendar month. Therefore, the Funds’ Prospectuses and SAIs are amended as follows:

The second sentence in the section entitled “Portfolio Holdings” in each Fund’s Prospectus is replaced by the following sentence:

In addition, investors should note that a Fund publishes a complete list of its month-end portfolio holdings on its website generally within one to two business days after the end of each following calendar month.

The first sentence of the third paragraph under the section entitled “Disclosure of Portfolio Holdings” in each Fund’s SAI for is replaced in its entirety by the following:

A Fund will publish a complete list of its month-end portfolio holdings on its website generally within one to two days after the end of each following calendar month.

Please Retain This Supplement for Future Reference